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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 25, 2003

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                             First Financial Bancorp
             (Exact name of registrant as specified in its charter)

              California                               94-2822858
   (State or other jurisdiction of        (IRS Employer Identification Number)
   Incorporation or organization)

                                     0-12499
                              (Commission File No.)

              701 South Ham Lane
               Lodi, California                           95242
   (Address of principal executive offices)             (Zip code)

                                 (209) 367-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Required FD Disclosure

         At the June 26, 2003, Board of Directors meetings of First Financial Bancorp and Bank of Lodi, N.A., a Code of Conduct Policy applicable to members of the Board of Directors of the Holding Company and the Bank was adopted.

         Steven M. Coldani, Angelo J. Anagnos and Kevin Van Steenberg, who are directors of First Financial Bancorp but not of Bank of Lodi, N.A., have refused to acknowledge in writing their agreement to be bound by the Code, as the Board has requested all directors to do. Messrs. Coldani, Anagnos and Van Steenberg have not indicated the reasons for their refusal.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The exhibit list is incorporated by reference to the exhibit index to this report.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            First Financial Bancorp


                                            By: /s/ Allen R. Christenson
                                            ----------------------------
                                            Allen R. Christenson
                                            Senior Vice President
                                            Chief Financial Officer

Date: July 25, 2003

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                                  EXHIBIT INDEX

Exhibit        Description
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  14           First Financial Bancorp and Bank of Lodi, N.A., Policies and Code
               of Conduct Applicable to Members of the Board of Directors